UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2008

UST INC.
(Exact name of registrant as specified in its charter)

DELAWARE	0-17506	06-1193986
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6 High Ridge Park, Building A, Stamford, Connecticut	06905
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 817-3000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

A copy of the press release issued by UST Inc. (the “Company”) on Friday, October 24, 2008 describing its results of operations for, and its financial condition as of, the quarter ended September 30, 2008, is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1	Press Release dated October 24, 2008

SIGNATURE PAGE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 24, 2008		UST INC.

	By:	/s/ JAMES D. PATRACUOLLA
Name: James D. Patracuolla Title: Vice President and Controller

EXHIBIT INDEX

Exhibit No.	Document Description
99.1	Press Release dated October 24, 2008